SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          ML-LEE ACQUISITION FUND, L.P.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      4.    Date Filed:

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

                          ML-LEE ACQUISITION FUND, L.P.

                    -----------------------------------------
                          NOTICE OF 2000 ANNUAL MEETING
                               OF LIMITED PARTNERS
                                  June 21, 2000
                    -----------------------------------------

To the Limited Partners of

      ML-LEE ACQUISITION FUND, L.P.

      Notice is hereby given that the 2000 Annual Meeting of Limited Partners (the "Meeting") of ML-Lee Acquisition Fund, L.P. (the "Fund") will be held at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, 31st Floor, Boston, Massachusetts 02110, on June 21, 2000, at 2:00 P.M. for the following purposes:

      1. To elect four Individual General Partners to serve until the next Annual Meeting of Limited Partners or the liquidation and termination of the Fund, if earlier;

      2. To elect one Managing General Partner to serve until the next Annual Meeting of Limited Partners or the liquidation and termination of the Fund, if earlier;

      3. To consider and act upon the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending December 31, 2000; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Individual General Partners of the Fund have fixed the close of business on May 1, 2000 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the Limited Partners of the Fund entitled to vote at the Meeting will be available and open to the examination of any Limited Partner of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 1, 2000 at a mutually agreed upon time, at the office of the Fund, 2 World Financial Center, New York, New York 10281.

      You are cordially invited to attend the Meeting. All Limited Partners, even those planning to attend the Meeting, are urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Since mail delays may occur, it is important that the proxy be returned well in advance of the meeting. If you decide to attend the Meeting and wish to vote personally, you may revoke your proxy at any time before it is exercised. The enclosed proxy is being solicited by the Individual General Partners of the Fund.

                                     By Order of the Individual
                                          General Partners


                                            THOMAS H. LEE
                                     Individual General Partner

Boston, Massachusetts
Dated:  May 10, 2000


                LIMITED PARTNERS ARE URGED TO VOTE, SIGN AND DATE
               THE ENCLOSED FORM OF PROXY AND TO RETURN IT IN THE
                ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF
                          MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                          ML-LEE ACQUISITION FUND, L.P.

                            2 World Financial Center
                            New York, New York 10281

                     ---------------------------------------
                     2000 Annual Meeting of Limited Partners
                                  June 21, 2000
                     ---------------------------------------

                                  INTRODUCTION

      ML-Lee Acquisition Fund, L.P. (the "Fund") is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act. The Fund, a business development company under the Investment Company Act of 1940, commenced operations on October 19, 1987, following the initial closing of its public offering. As of May 1, 2000, the Fund had outstanding 487,489 units of limited partnership interest (the "Units"). The Fund is managed by five General Partners, consisting of four Individual General Partners and the Managing General Partner, described below. In accordance with the terms of its Amended and Restated Agreement of Limited Partnership, as amended (the "Partnership Agreement"), the Fund is required to hold annual meetings of the Limited Partners of the Fund to approve certain Fund matters.

      This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the 2000 Annual Meeting of Limited Partners of the Fund (the "Meeting"), to be held at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, 31st Floor, Boston, Massachusetts 02110, on June 21, 2000, at 2:00 P.M. The enclosed proxy is being solicited on behalf of the Individual General Partners of the Fund. The approximate mailing date of this Proxy Statement is May 12, 2000.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of four Individual General Partners, for the election of one Managing General Partner and for the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving notice to the Fund at its principal office.

      The Fund has retained Automatic Data Processing Investor Communications to tabulate the votes in connection with the matters to be acted upon at the Meeting. Abstentions and broker "no votes" will be counted as present in determining whether the Meeting's quorum requirement is satisfied. When any matter to be acted upon at the Meeting requires a favorable vote by the Limited Partners entitled to vote at the Meeting who hold at least a majority of the Units outstanding, abstentions and broker "no votes" will be considered a vote "Against" the matter;

otherwise, abstentions and broker "no votes" will have no effect on the outcome, that is, they will not be considered.

      The Individual General Partners have fixed the close of business on May 1, 2000 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting and at any adjournment thereof. Limited Partners on the record date will be entitled to one vote for each interest held in the Fund represented by a $1,000 capital contribution to the Fund (a "Unit").

      The following table sets forth as of May 1, 2000 the only persons known to the management of the Fund who may be deemed to be beneficial owners of more than five percent of the outstanding Units of limited partnership interest of the Fund.

                                                       Percent of Units
                                                          of the Fund
                                      Amount of          Beneficially
    Name and Address                  Beneficial           Owned at
   of Beneficial Owner                Ownership           May 1, 2000
   -------------------                ---------           -----------

Yale University                        31,537(1)              6.5%
Investment Office
230 Prospect Street
New Haven, CT 06511

Farallon Capital Partners, L.P.        23,977(2)              4.9%
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

Tinicum Partners, L.P.                  6,510(2)              1.3%
c/o Farallon Partners, L.L.C.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

----------
(1)   Based upon a statement on Schedule 13G dated February 8, 1995.

(2) Based upon a statement on Schedule 13D/A dated June 15, 1998. As the general partner of Farallon Capital Partners, L.P. ("FP") and Tinicum Partners, L.P. ("Tinicum"), Farallon Partners, L.L.C. ("FPLLC") may, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), be deemed to own beneficially the 30,487 Units of limited partnership interest held in aggregate by FCP and Tinicum. As managing members of FPLLC, each of Enrique Boilini, David I. Cohen, Joseph F. Downes, William F. Duhamel, Fleur E. Fairman, Jason M. Fish, Andrew B. Fremder, Richard B. Fried, William F. Mellin, Stephen L. Millham, Meridee A. Moore and Thomas F. Steyer may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the Units attributed to FPLLC. FPLLC and each managing member thereof disclaims any beneficial ownership of such Units. All of the above-mentioned entities and persons disclaim group attribution.

      The Individual General Partners of the Fund know of no business other than that mentioned in Items 1 through 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ELECTION OF GENERAL PARTNERS

      The five General Partners of the Fund, who are elected annually by the Limited Partners, are responsible for the management and administration of the Fund. The General Partners consist of four Individual General Partners and the Managing General Partner. As required by the Investment Company Act of 1940, a majority of the General Partners must be individuals who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. In 1987, the Securities and Exchange Commission issued an order declaring that three Individual General Partners of the Fund (the "Independent General Partners"), excluding Thomas H. Lee, are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 solely by reason of their being general partners of the Fund. Mr. Lee and the Managing General Partner are considered interested persons, as described below.

      The Individual General Partners provide overall guidance and supervision with respect to the operations of the Fund and perform the various duties imposed on the directors of business development companies by the Investment Company Act of 1940. The Individual General Partners supervise the Managing General Partner. The Fund's term expired on June 15, 1998 and the Fund is currently in dissolution. Accordingly, no further investments in Qualified Investments will be made. Moreover, the Fund has liquidated or written off as worthless all of its investments in Portfolio Securities. The Partnership Agreement provides that the Individual General Partners shall have a period of five years from dissolution to wind up the affairs of the Fund.

      The Managing General Partner is responsible for investing and managing Temporary Investments. As of March 31, 2000, the Fund's only assets consisted of cash invested in Temporary Investments, which have been reserved to pay known and contingent liabilities of the Fund. The Fund also holds a $1 million principal amount promissory note, which it has determined to be worthless, from Lajara, LLC.

      The only remaining activities of the Fund will consist of winding up its affairs, liquidating known and contingent obligations and making a final distribution of any remaining assets to the partners.

Individual General Partners

      At the Meeting, four Individual General Partners will be elected to serve until the next Annual Meeting of Limited Partners and until their successors are elected and qualified, or the liquidation and termination of the Fund, if earlier. Although the Fund is in dissolution, it is necessary for the Individual General Partners to continue to supervise the winding up and final liquidation process. In the election of Individual General Partners, the four candidates receiving the highest number of votes cast shall be so elected. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

      Each nominee listed below has consented to continue to serve as an Individual General Partner. The Individual General Partners of the Fund know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Individual General Partners may recommend.

      Certain information concerning the nominees, as of May 1, 2000, is set forth below.

                                       Units of
                         Individual    the Fund       Principal Occupation
                          General    Beneficially        During the Past
Name and Address          Partner    Owned as of         Five Years and
   of Nominees       Age   Since    May 1, 2000(1)        Directorships
   -----------       ---   -----    --------------        -------------

Vernon R. Alden(2)   77    1987         -50-      Individual General Partner of
20 Park Plaza                                     the Fund, ML-Lee Acquisition
Suite 1010                                        Fund II, L.P. ("Fund II") and
Boston, MA 02116                                  ML-Lee Acquisition Fund
                                                  (Retirement Accounts) II, L.P.
                                                  (the "Retirement Fund"; and
                                                  together with Fund II, the
                                                  "New Funds"; and together with
                                                  the Fund and Fund II the
                                                  "Funds"). Director of Sonesta
                                                  International Hotels
                                                  Corporation. Chairman of the
                                                  Japan Society of Boston,
                                                  Trustee Emeritus of the Boston
                                                  Symphony Orchestra and the
                                                  Boston Museum of Science and
                                                  Honorary Consul General of the
                                                  Royal Kingdom of Thailand.

                                         Units of
                           Individual    the Fund       Principal Occupation
                            General    Beneficially        During the Past
Name and Address            Partner    Owned as of         Five Years and
   of Nominees         Age   Since    May 1, 2000(1)        Directorships
   -----------         ---   -----    --------------        -------------

Joseph L. Bower(2)     61    1987         -25-       Individual General Partner
Harvard University                                   of the Funds. Donald Kirk
Graduate School of                                   David Professor of Business
Business Administration                              Administration, Harvard
Cambridge, MA 02163                                  Business School. Faculty
                                                     member since 1963. Director
                                                     of Anika Therapeutics,
                                                     Inc., Brown Shoe Co., Inc.,
                                                     New America High Income
                                                     Fund, Sonesta International
                                                     Hotels Corporation and The
                                                     Lincoln Foundation. Trustee
                                                     of the DeCordova & Dana
                                                     Museum and Sculpture Park
                                                     and Vice-Chairman of the
                                                     New England Conservatory of
                                                     Music.

Stanley H. Feldberg(2) 75    1987         -25-       Individual General Partner
One Sanderling Court                                 of the Funds. Chairman of
Hilton Head, SC 29926                                the Board of Storm Eye
                                                     Institute at Medical
                                                     University of South
                                                     Carolina. Past Director of
                                                     the TJX Companies, Inc. and
                                                     Waban Inc. Trustee Emeritus
                                                     of Brandeis University,
                                                     Honorary Trustee of Beth
                                                     Israel Deaconess Medical
                                                     Center.

                                         Units of
                           Individual    the Fund       Principal Occupation
                            General    Beneficially        During the Past
Name and Address            Partner    Owned as of         Five Years and
   of Nominees         Age   Since    May 1, 2000(1)        Directorships
   -----------         ---   -----    --------------        -------------

Thomas H. Lee(3)       55    1987         -20-       Individual General Partner
75 State Street                                      of the Funds. Chairman of
Boston, MA 02109                                     the Invest- ment Adviser to
                                                     the Fund since 1987;
                                                     Chairman of the
                                                     Administrative General
                                                     Partner of the Investment
                                                     Adviser to the New Funds
                                                     since 1989; Chairman of the
                                                     Administrative General
                                                     Partner of Thomas H. Lee
                                                     Equity Partners L.P. since
                                                     1989. Chairman of the
                                                     Administrative General
                                                     Partner of Thomas H. Lee
                                                     Equity Fund III, L.P. since
                                                     1996. General Director of
                                                     Thomas H. Lee Partners,
                                                     L.P., which controls the
                                                     general partner of Thomas
                                                     H. Lee Equity Fund IV, L.P.
                                                     and the general partner of
                                                     Thomas H. Lee Equity Fund
                                                     V, L.P. Founder of the
                                                     Thomas H. Lee Company (the
                                                     "Lee Company") and its
                                                     President since 1974.
                                                     Director of Big Flower
                                                     Holdings, Inc., Finlay
                                                     Enterprises Inc., Metris
                                                     Companies, Inc., Miller
                                                     Import Corporation,
                                                     Safelite Glass Corporation,
                                                     The Smith & Wollensky
                                                     Restaurant Group, Inc. and
                                                     Vail Resorts, Inc.

General Partners and
Officers as a Group
(10 persons)                              -185-(4)

----------
(1)   In each case, represents less than 1% of Units outstanding.

(2)   Member of Audit Committee of the Individual General Partners.

(3) Mr. Lee is the Chairman, a Trustee and a majority shareholder of the Investment Adviser; therefore, he is deemed to be an interested person, as defined in the Investment Company Act of 1940, of the Fund.

(4) Does not include Capital Contributions made by the Managing General Partner, which are described in "Managing General Partner."

Committee and Individual General Partners' Meetings

      The Individual General Partners have a standing Audit Committee which consists of the Independent General Partners. The purposes of the Audit Committee are (i) to recommend to the Independent General Partners the firm of independent pub-lic accountants that conducts the Fund's annual audit and (ii) to review the scope of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Audit Committee held two meetings in 1999. The Individual General Partners do not have a nominating or compensation committee.

      During the fiscal year ended December 31, 1999, the Individual General Partners held ten meetings. Each Individual General Partner nominated for election attended at least 75% of (i) the meetings of the Individual General Partners and (ii) if a member of the Audit Committee, the meetings of the Audit Committee held during such fiscal year, except for Mr. Lee who did attend at least 75% of the meetings of the Individual General Partners at which he was entitled to vote on the action taken.

      Compensation. As compensation for services rendered to the Fund, each Independent General Partner is entitled to receive an annual fee of $40,000 in quarterly installments plus $1,000 per meeting of the Individual General Partners attended, together with all actual out-of-pocket expenses relating to attendance at meetings. Each Independent General Partner is entitled to receive $1,000 for each committee meeting attended unless such committee meeting is held on the same day as a meeting of the Individual General Partners. In such case, the Independent General Partner is entitled to receive $500 for each committee meeting attended. In order to reduce administrative costs to the Fund, the Independent General Partners agreed to waive their compensation (but not reimbursable expenses) outlined above, beginning October 1, 1999, unless and until such waiver is rescinded. The aggregate fees and expenses incurred by the Fund to the Independent General Partners totaled $103,679 (net of $33,000 waived) for the fiscal year ended December 31, 1999. Thomas H. Lee, as an interested Individual General Partner, does not receive any additional compensation therefor.

      Set forth below is a chart showing the aggregate fees and expenses paid by the Fund to each of the Individual General Partners during the fiscal year ended December 31, 1999, as well as the aggregate fees and expenses paid to each Individual General Partner by the Fund, Fund II and the Retirement Fund (collectively, the "Fund Complex") for their services as Individual General Partners to the Funds during the fiscal year ended December 31, 1999:

                                         Pension or       Total Compensation
                                         Retirement         from Fund and
                        Aggregate      Benefits Accrued     Fund Complex
                       Compensation    as Part of Fund    Paid to Individual
     Name               From Fund         Expenses         General Partners
--------------------  --------------  -----------------  -------------------
Vernon R. Alden         $ 34,500           $  0               $ 83,500
Joseph L. Bower           34,500              0                 83,500
Stanley H. Feldberg       34,679              0                 92,866
Thomas H. Lee                  0              0                      0

Managing General Partner

      At the Meeting, a Managing General Partner will be elected to serve until the next Annual Meeting of Limited Partners, and until its successor is elected and qualified, or the liquidation and termination of the Fund, if earlier. In the election of Managing General Partner, the one candidate receiving the highest number of votes cast shall be so elected. The Managing General Partner will receive reimbursement of certain expenses and the distributions and allocations described below. The Fund considers its relationship with the Managing General Partner to be an investment advisory relationship. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the Managing General Partner discussed below, which will receive the compensation, distributions and allocations described below. The nominee discussed below has consented to continue to serve as Managing General Partner.

      Information Concerning the Managing General Partner. Mezzanine Investments, L.P. (the "Managing General Partner") is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act. The Managing General Partner maintains its principal office at 2 World Financial Center, New York, New York 10281. The Managing General Partner has acted as the managing general partner of the Fund since the Fund commenced operations on October 19, 1987. The Managing General Partner is engaged in no other activities at the date of this proxy statement.

      The sole general partner of the Managing General Partner is ML Mezzanine Inc. ("ML Mezzanine"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML"). ML Mezzanine maintains its principal office at 2 World Financial Center, New York, New York 10281 and ML maintains its principal office at 4 World Financial Center, New York, New York 10080. ML Fund Administrators Inc. (the "Fund Administrator"), a Delaware corporation and an indirect wholly-owned subsidiary of ML, provides administrative services for the Fund pursuant to an Administrative Services Agreement between the Fund and the Fund Administrator, dated June 30, 1989 (the "Administrative Services Agreement"). Information concerning the Fund Administrator is set forth below under "Information Concerning the Fund Administrator." The sole limited partner of the Managing General Partner is Thomas H. Lee Advisors I (the "Investment Adviser"). Information concerning the Investment Adviser is set forth below under "The Management Agreement." The Managing General Partner's unaudited balance sheet at December 31, 1999 is appended to this proxy statement as Exhibit A.

      The Partnership Agreement obligates the Managing General Partner to contribute cash to the capital of the Fund so that the Managing General Partner's Capital Contribution at all times will be equal to one percent (1%) of the aggregate Capital Contributions of all Partners of the Fund. The Managing General Partner has contributed $4,924,136 to the capital of the Fund.

      The following table sets forth information concerning the directors and executive officers of ML Mezzanine Inc. Unless otherwise noted, the address of each such person is 2 World Financial Center, New York, New York 10281.

                                             Officer    Principal Occupation
                                               or           During Past
                                            Director      Five Years and
      Name                 Age    Title      Since*        Directorships
      ----                 ---    -----      ------        -------------
Kevin K. Albert(1)         47    Chairman,    1990   Vice President and a
4 World Financial Center         President,   1987   Managing Director of the
New York, NY 10080               Director            Investment Banking Group
                                                     ("ML Investment Banking")
                                                     and of the Private Sales
                                                     and Divestitures Group of
                                                     Business Financial Services
                                                     of Merrill Lynch, Pierce,
                                                     Fenner & Smith Incorporated
                                                     ("Merrill Lynch"). Mr.
                                                     Albert's work in the Equity
                                                     Private Placement Group of
                                                     ML Investment Banking is
                                                     involved in structuring and
                                                     placing a diversified array
                                                     of private equity
                                                     financings including common
                                                     stock, preferred stock,
                                                     limited partnership
                                                     interests and other
                                                     equity-related securities.
                                                     His work in the Private
                                                     Sales and Divestitures
                                                     Group involves managing a
                                                     team of investment bankers
                                                     executing middle-market
                                                     exclusive sales
                                                     transactions. Mr. Albert is
                                                     also a director of ML Media
                                                     Management Inc. ("ML
                                                     Media"), an affiliate of
                                                     the Managing General
                                                     Partner and a joint
                                                     venturer of Media
                                                     Management Partners, the
                                                     general partner of ML Media
                                                     Partners, L.P.; a director
                                                     of ML Opportunity
                                                     Management Inc. ("ML
                                                     Opportunity"), an affiliate
                                                     of the Managing General
                                                     Partner and a joint
                                                     venturer in Media
                                                     Opportunity Management
                                                     Partners, the general
                                                     partner of ML Media
                                                     Opportunity Partners, L.P.;
                                                     a director of ML Mezzanine
                                                     II Inc. ("ML Mezzanine
                                                     II"), an affiliate of the
                                                     Managing General Partner
                                                     and the sole general
                                                     partner of the managing
                                                     general partner of the New
                                                     Funds; a director of
                                                     Merrill Lynch Venture
                                                     Capital Inc. ("ML
                                                     Venture"), an affiliate of
                                                     the Managing General
                                                     Partner and the general
                                                     partner of the managing
                                                     general partner of ML
                                                     Venture Partners

                                             Officer    Principal Occupation
                                               or           During Past
                                            Director      Five Years and
      Name                 Age    Title      Since*        Directorships
      ----                 ---    -----      ------        -------------
                                                     II, L.P. ("Venture II") and
                                                     ML Oklahoma Venture
                                                     Partners Limited
                                                     Partnership; and a director
                                                     of Merrill Lynch R&D
                                                     Management Inc. ("ML R&D"),
                                                     an affiliate of the
                                                     Managing General Partner
                                                     and the general partner of
                                                     the general partner of ML
                                                     Technology Ventures, L.P.;
                                                     Mr. Albert also serves an
                                                     as independent general
                                                     partner of Venture II. Mr.
                                                     Albert joined Merrill Lynch
                                                     in 1981.

James V. Caruso            48    Executive    1993   Director of ML Investment
                                   Vice              Banking. Mr. Caruso is the
                                 President,          Director of Technology for
                                  Director           the Global Investment
                                                     Banking Group of Merrill
                                                     Lynch. He is responsible
                                                     for ensuring that the
                                                     business requirements of
                                                     Investment Banking are
                                                     supported by managing the
                                                     development of new
                                                     technologies and enhancing
                                                     existing systems. He is
                                                     also responsible for
                                                     certain merchant banking
                                                     business related
                                                     activities. Mr. Caruso is
                                                     also a director of ML
                                                     Media, ML Opportunity, ML
                                                     Venture, ML R&D, ML
                                                     Mezzanine II and MLH
                                                     Property Managers Inc., an
                                                     affiliate of the Managing
                                                     General Partner and the
                                                     general partner of MLH
                                                     Income Realty Partnership
                                                     VI. Mr. Caruso joined
                                                     Merrill Lynch in 1975.

Rosalie Y. Goldberg        62       Vice      1987   First Vice President and
                                 President,          Senior Director of Merrill
                                 Director            Lynch Private Client Group
                                                     and the Director of its
                                                     Special Investments Group.
                                                     Ms. Goldberg has held a
                                                     number of management
                                                     positions in the Special
                                                     Investments area, including
                                                     the position of Manager for
                                                     Product Development and
                                                     Origination from 1983 to
                                                     1989. Ms. Goldberg is also
                                                     a director of ML Mezzanine
                                                     II, ML Media and ML
                                                     Opportunity. Ms. Goldberg
                                                     joined Merrill Lynch in
                                                     1975.

                                             Officer    Principal Occupation
                                               or           During Past
                                            Director      Five Years and
      Name                 Age    Title      Since*        Directorships
      ----                 ---    -----      ------        -------------
Diane T. Herte             39      Vice       1999   Vice President of ML
                                 President,          Investment Banking since
                                  Director           1996 and previously an
                                                     Assistant Vice President of
                                                     Merrill Lynch & Co.
                                                     Corporate Credit Group
                                                     since 1992. Ms. Herte's
                                                     responsibilities include
                                                     controllership, financial
                                                     management and
                                                     administrative functions
                                                     for partnerships for which
                                                     subsidiaries of Merrill
                                                     Lynch are the general
                                                     partner or manager. Ms.
                                                     Herte is also a director of
                                                     ML Mezzanine II. Ms. Herte
                                                     joined Merrill Lynch in
                                                     1984.

Kevin T. Seltzer           33      Vice       1999   Vice President of ML
                                 President,          Investment Banking. Mr.
                                 Treasurer           Seltzer manages certain
                                                     accounting, financial
                                                     reporting and
                                                     administrative functions
                                                     for certain partnerships
                                                     for which subsidiaries of
                                                     Merrill Lynch are the
                                                     general partner or manager.
                                                     From 1993 to 1995, Mr.
                                                     Seltzer was employed by
                                                     Coopers & Lybrand L.L.P.,
                                                     where he was an associate
                                                     in their Real Estate
                                                     Auditing Practice. Mr.
                                                     Seltzer joined Merrill
                                                     Lynch in 1995.

-------
(1) As of May 1, 2000, Mr. Albert beneficially owned 25 Units, which represents less than 1% of Units outstanding.

* Officers of ML Mezzanine serve at the pleasure of its Board of Directors.

      Distributions. The Fund made no cash distributions to the Managing General Partner during the Fund's fiscal year ended December 31, 1999. There were no MGP Distributions, as defined below, by the Fund with respect to the Fund's fiscal year ended December 31, 1999. All distributions to Partners are made according to the following formula:

      1. Current Returns. All cash dividends, interest and other income received by the Fund in excess of the Fund's expenses and reserves for expenses and Follow-On investments are distributed to the Limited Partners and to the Managing General Partner quarterly, within 45 days after the end of each calendar quarter, as follows:

            a. From Mezzanine Investments,

            first, 99% to the Limited Partners and 1% to the Managing General Partner, until the Limited Partners, as a class, have received from cumu-lative distributions from Mezzanine Investments, an amount equal to an aggregate return (cumulative but not compounded) of 10% per annum on the average daily amount of Gross Capital Contributions represented by Mezzanine Investments (the "Priority Return"), and any outstanding unpaid Compensatory Payment balance (defined below), second, 100% to the Managing General Partner until the Managing General Partner shall have received an amount equal to any outstanding Deferred Distribution Amount (defined below),

            third, 69% to the Limited Partners and 31% to the Managing General Partner (30% being an incentive distribution, an "MGP Distribution") until the Managing General Partner has received from all distributions with respect to Mezzanine Investments then or theretofore made (other than as a return of capital), an amount equal to 21% of all such distributions, and fourth, thereafter, 79% to the Limited Partners and 21% to the Managing General Partner (20% being an MGP Distribution).

            b. From all Other Sources,

            99% to the Limited Partners and 1% to the Managing General Partner.

      2. Capital Transactions. The net proceeds from the disposition of Qualified Investments and Temporary Investments, including distributions of returns of capital from investments, and proceeds of any refinancing ("Capital Transactions"), that are not applied against outstanding debts of the Fund or reserved for follow-on investments or Fund expenses, will be distributed as soon as practicable after such Capital Transaction as follows:

            a. From Mezzanine Investments,

            first, 99% to the Limited Partners and 1% to the Managing General Partner, until the Limited Partners, as a class, have received from cumulative distributions from Mezzanine Investments, an amount equal to the Priority Return and any outstanding unpaid Compensatory Payment balance, second, 100% to the Managing General Partner until the Managing General Partner shall have received an amount equal to any outstanding Deferred Distribution Amount,

            third, 99% to the Limited Partners and 1% to the Managing General Partner until the Limited Partners, as a class, have received an amount equal to the amount of their Net Capital Contributions represented by Mezzanine Investments then or theretofore liquidated together with the Priority Return and any outstanding Compensatory Payment, fourth, 69% to the Limited Partners and 31% to the Managing General Partner (30% being an MGP Distribution), until the Managing General

         Partner has received from all distributions with respect to Mezzanine Investments then or theretofore made, 21% of all distributions, and fifth, thereafter, 79% to the Limited Partners and 21% to the Managing General Partner (20% being an MGP Distribution).

            b. From all Other Sources,

            99% to the Limited Partners and 1% to the Managing General Partner.

      For purposes of the distributions described above, Gross Capital Contributions represented by Mezzanine Investments is the proportionate amount of the Fund's equity that is invested in Mezzanine Investments (the "Net Capital Contributions represented by Mezzanine Investments"), grossed up for the related selling commissions (assuming no discounts), marketing and sales expenses and organization and offering expenses of the Fund.

      Compensatory Payment means an amount equal to the aggregate of: (i) the cumulative amount by which the Distributable Capital Proceeds related to the Sales of Qualified Investments are less than the Fund's cost of such Qualified Investments, but only to the extent of the excess of cumulative MGP Distributions then or theretofore made over the cumulative amounts of payments then or theretofore made as Compensatory Payments pursuant to the distribution process summarized above and (ii) the cumulative amount of MGP Distributions with respect to those portions of Bridge Investments which were expected to become Mezzanine Investments at liquidation within nine months, but which did not actually become Mezzanine Investments within nine months, or with the approval of the Individual General Partners within twelve months.

      In addition, to the extent that making any MGP Distribution from sales would result in the Managing General Partner receiving cumulative MGP Distributions from dispositions of Qualified Investments in excess of 20% of the cumulative capital gains realized by the Fund (net of realized capital losses and unrealized net capital depreciation), such distribution will instead be deferred (the "Deferred Distribution Amount").

      Allocations of Profits and Losses. Profits and Losses for tax and accounting purposes are determined and allocated as of, and within sixty days after, the end of each calendar year. Profits and Losses are allocated consistently with, and generally in the same proportions as, cash distributions (other than as to distributions of capital). All unrealized gains and losses at the termination of the Fund will be deemed realized at that time. Unrealized gains and losses attributable to any securities distributed in kind to Partners will be deemed realized upon such distribution.

      Removal of the Managing General Partner. The Managing General Partner may be removed from the Fund either (i) by a majority of the Independent General Partners of the Fund, (ii) by failure to be re-elected by the Limited Partners or (iii) with the consent of a majority in interest of the Limited Partners.

      Information Concerning the Fund Administrator. Pursuant to the Administrative Services Agreement, the Fund Administrator is responsible for the day-to-day administrative affairs of the Fund and for the management of the accounts of Limited Partners. The Fund Administrator also provides the Fund, at the Fund Administrator's expense (except as provided below), with office space, facilities, equipment and personnel necessary to carry out its obligations under such agreement and such other services as the Fund Administrator, subject to supervision by the Individual General Partners, from time to time determines to be necessary and appropriate.

      The Fund Administration Fee. As of October 19, 1995, the Fund is required to pay the Fund Administrator a quarterly fee payable in advance (the "Fund Administration Fee") at the annual rate of $300,000 plus all actual out-of-pocket expenses incurred on behalf of the Fund (other than extraordinary legal and related expenses and certain expenses of insurance and bonding which have been and will continue to be borne by the Fund), but in no event exceeding in aggregate the annual amount of $2.0 million. In order to reduce administrative costs to the Fund, the Fund Administrator has waived payment of the Fund Administration Fee (but not any reimbursable expenses), beginning October 1, 1999, unless and until such waiver is rescinded. The officers and directors of the Fund Administrator do not receive any compensation for their services from the Fund. The Fund Administration Fees and expenses incurred by the Fund to the Fund Administrator for the fiscal year ended December 31, 1999 totaled $225,000 (net of $75,000 waived) and $599,798, respectively.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and Individual General Partners and persons owning more than 10% of the outstanding Units of the Fund to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, General Partners and greater than 10% holders of Units are required by SEC regulation to furnish the Fund, through its Managing General Partner, with copies of all
Section 16(a) Forms they file.

      Based solely on copies of such Forms furnished as provided above, or written representations that no Forms 5 were required, the Fund believes that during 1999 through the date hereof all Section 16(a) filing requirements applicable to its officers, General Partners and owners of greater than 10% of its Units were complied with.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

      At their meeting held in person on December 14, 1999, the Independent General Partners of the Fund unanimously selected the firm of PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Fund for the fiscal year ending December 31, 2000. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appoint-ment is subject to ratification or rejection by the Limited Partners of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from Limited Partners and to make a statement if they so desire.

                                     REPORTS

      The Fund has received relief from the Securities and Exchange Commission (the "Commission") pursuant to which the Fund is no longer required to file quarterly and annual reports on Forms 10-Q and 10-K with the Commission. However, the Fund will continue to deliver annual and interim reports to its partners as required by the Partnership Agreement.

                              CERTAIN TRANSACTIONS

      Subject to any policies established by the Individual General Partners, the Investment Adviser was responsible for the management of the Fund's Mezzanine Investments and Bridge Investments and was responsible for conducting the negotiations with respect to the acquisition of such investments on behalf of the Fund. Certain of the investments which were made by the Fund involved co-investments with entities affiliated with the Investment Adviser. Such co-investments were generally prohibited absent exemptive relief from the Commission. As a result of these affiliations and the Fund's expectations of engaging in such co-investments, the Fund sought an exemptive order from the Commission allowing such co-investments, which was received on September 23, 1987. An additional exemptive order, allowing co-investment with the New Funds was received from the Commission on September 1, 1989.

      There were no transactions involving the Fund and affiliates of the Investment Adviser, including co-investments pursuant to the above exemptive orders, which were consummated during the period from January 1, 1999 through December 31, 1999.

General Information

      The Managing General Partner is responsible for the management of the Fund's Temporary Investments. In placing orders for money market securities, it is the policy of the Managing General Partner to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Managing General Partner generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Affiliates of the Fund may not serve as the Fund's dealer in connection with such transactions.

      The Fund will provide, without charge, upon the oral or written request of any Limited Partner entitled to submit a proxy to whom this Proxy Statement was delivered, a copy of any and all information (excluding exhibits, except such exhibits as have been specifically incorporated by reference) that has been incorporated by reference into this Proxy Statement which is not presented herein or delivered herewith. Requests for such information should be directed to the Fund, Monday through Friday, 10:00 a.m. to 1:00 p.m. and from 2:00 p.m. to 5:00 p.m. by calling 800-288-3694.

                             ADDITIONAL INFORMATION

      The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will pay all reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Units.

      Approval of the selection of accountants requires the vote (a) of 67% or more of the Units in the Fund present at the Meeting if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (b) of more than 50% of the outstanding Units, whichever is less. The Individual General Partners and Managing General Partner will be elected if they receive more votes than any other candidate at a meeting at which a majority of the Limited Partners who hold a majority of the outstanding Units are present in person or by proxy. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by officers of the Investment Adviser or the Fund Administrator. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal and will be borne by the Fund.

      The Partnership Agreement provides that the Limited Partners of the Fund are prohibited from exercising certain rights of Limited Partners, including the right to elect General Partners and to approve certain Fund matters, unless prior to the exercise of such rights, counsel for the Fund has delivered to the Fund an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the jurisdictions in which the Fund is then formed or qualified, will adversely affect the limited liability of the Limited Partners or will adversely affect the classification of the Fund as a partnership for federal income tax purposes. Counsel to the Fund will deliver an opinion to the Fund with respect to the foregoing. In rendering such opinion, counsel for the Fund may rely as to matters of Delaware law upon the opinion of special Delaware counsel to the Fund.

                             By Order of the Individual General Partners


                                            THOMAS H. LEE
                                     Individual General Partner

Dated: May 10, 2000

                                                                       EXHIBIT A

                           MEZZANINE INVESTMENTS, L.P.

                                  BALANCE SHEET
                                December 31, 1999
                                   (Unaudited)

ASSETS                                            Notes
                                                  -----
Investments in ML-Lee Acquisition Fund, L.P. ...          $   371,432
                                                          -----------
     Total Assets ..............................          $   371,432
                                                          ===========

PARTNERS' CAPITAL

     General Partner ...........................   1,3    $ 2,408,134

     Limited Partner ...........................           (2,036,702)
                                                          -----------
     Total Partners' Capital ...................          $   371,432
                                                          ===========


                    See Accompanying Notes to Balance Sheet.

                           MEZZANINE INVESTMENTS, L.P.

                             NOTES TO BALANCE SHEET
                                December 31, 1999
                                   (Unaudited)

1. Organization

      Mezzanine Investments, L.P. (the "Managing General Partner") was formed and the Certificate of Limited Partnership was filed under the Delaware Revised Uniform Limited Partnership Act on February 1, 1985. The Managing General Partner is a registered investment adviser and the Managing General Partner of ML-Lee Acquisition Fund, L.P. (the "Fund") and is responsible for supervising the Fund's investments. The Managing General Partner is a limited partnership in which ML Mezzanine Inc. ("ML Mezzanine"), an indirect subsidiary of Merrill Lynch & Co., Inc., acts as the general partner. ML Mezzanine performs the responsibilities of the Managing General Partner with respect to the Fund. The Limited Partner of the Managing General Partner is Thomas H. Lee Advisors I (the "Investment Adviser"), which is an affiliate of the Thomas H. Lee Company, a sole proprietorship owned by Thomas H. Lee.

      The Fund has elected to operate as a business development company under the Investment Company Act of 1940. Its primary investment objective is to provide current income and long-term capital appreciation by investing in mezzanine securities usually issued in connection with leveraged acquisitions and recapitalizations of businesses.

2. Investment in Fund

      Under the terms of the Amended and Restated Agreement of Limited Partnership of the Fund, as amended (the "Partnership Agreement"), the Managing General Partner on October 19, 1987, admitted additional limited partners to the Fund at the Fund's first closing. The total capital contributions of all such limited partners were $403,383,350, reflecting $132,650 of volume discounts. On November 20, 1987, the Managing General Partner admitted additional limited partners to the Fund at the Fund's second closing. The total capital contributions of all such limited partners were $19,862,000, reflecting $15,000 of volume discounts. On May 20, 1988, the Managing General Partner admitted an additional limited partner to the Fund at the Fund's third closing. The total capital contribution of such limited partner was $49,999,688, reflecting $3,333,312 of volume discounts. On June 15, 1988, the Managing General Partner admitted additional limited partners to the Fund at the Fund's fourth closing. The total capital contributions of all such limited partners were $10,124,720, reflecting $638,280 of volume discounts. As of December 31, 1999, the aggregate capital contributions of all limited partners were $483,369,758, reflecting $4,119,242 of volume discounts. The Managing General Partner has acquired an interest in the Fund in exchange for its cash contributions. The Managing General Partner contributed $4,924,136 to the Fund and will con-tribute or withdraw cash, if necessary, so that it will maintain a one percent interest in the total capital contributions to the Fund.

3. Capital Requirements

      The General Partner shall remain at all times a net worth at a level that is sufficient to meet all requirements of currently applicable U.S. income tax regulations.

4. Cash Distributions

      For the year ended December 31, 1999, the Managing General Partner received no cash distributions from the Fund.

ML - LEE ACQUISITION FUND
2 WORLD FINANCIAL CENTER
NEW YORK, NY 10281-6123

ML-LEE ACQUISITION FUND, L.P.
2 World Financial Center New York, NY 10281-6123

This proxy is solicited on behalf of the Individual General Partners

The undersigned hereby appoint THOMAS H. LEE and JOSEPH L. BOWER and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated herein, all units of limited partnership interest ("Units") of the ML-Lee Acquisition Fund, L.P. (the "Fund") held of record by the undersigned on May 1, 2000 at the Annual Meeting of the Limited Partners of the Fund to be held on June 21, 2000 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned partner. If this Proxy is signed and returned without specific direction, this Proxy will be voted for Proposals 1, 2 and 3.

--------------------------------------------------------------------------------
To vote by Telephone

1)    Read the Proxy Statement and have the Proxy card below at hand.

2)    Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)    Read the Proxy Statement and have the Proxy card below at hand.

2)    Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.
--------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     MLLEE1

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
ML - LEE ACQUISITION FUND, L.P.

  PLEASE CHECK HERE if you plan to attend the Annual Meeting.  |_|

  Election of Individual General Partners

1.    NOMINEES: 01) Vernon R. Alden, 02) Joseph L. Bower,
                03) Stanley H. Feldberg, 04) Thomas H. Lee

   For     Withhold      For All
   All       All         Except:

   |_|       |_|          |_|


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

--------------------------------------------------------------------------------

Vote On Proposals                                 For     Against     Abstain

2.    ELECTION OF MANAGING GENERAL PARTNER
      NOMINEE: Mezzanine Investments, L.P.        |_|       |_|         |_|

3.    Proposal to ratify the selection of
      PricewaterhouseCoopers LLP as
      independent 00 0 accountants of the
      Fund for its fiscal year ending
      December 31, 2000.                          |_|       |_|         |_|



-------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]           Date



In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment hereof.


-------------------------------------------------------
Signature (Joint Owners)                    Date
--------------------------------------------------------------------------------